EXHIBIT 10.1
EXECUTION COPY
[CSS]
SEVENTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
This SEVENTH AMENDMENT (this “Amendment”), dated as of May 8, 2009, is among CSS FUNDING LLC, a Delaware limited liability company, as seller (the “Seller”), CSS INDUSTRIES, INC., a Delaware corporation (“CSS”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), the Sub-Servicers party hereto, MARKET STREET FUNDING LLC (f/k/a Market Street Funding Corporation), a Delaware limited liability company (together with its successors and permitted assigns, the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”).
RECITALS
1. The Seller, the Servicer, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of April 30, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).
2. The Seller, the Servicer, the Issuer and the Administrator desire to amend the Agreement as hereinafter set forth.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
SECTION 1. Amendments to the Agreement.
1.1 Section 1.6 is hereby amended by amending and restating clause (b) thereof in its entirety as follows:
[Reserved.]
1.2 The definition of “Alternate Rate” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
“Alternate Rate” for any Settlement Period for any Portion of Capital of the Purchased Interest means an interest rate per annum equal to: the higher of: (a) 2.00% per annum above the Euro-Rate for such Settlement Period; provided, however, that if (x) it shall become unlawful for any Purchaser or Program Support Provider to obtain funds in the London interbank eurodollar market in order to make, fund or maintain any Purchased Interest, or if such funds shall not be reasonably available to any Purchaser or Program Support Provider, or (y) there shall not be at least two Business Days prior to the commencement of an applicable Settlement Period to determine a Euro-Rate in accordance with its terms, then the “Alternate Rate” shall be equal to the Base Rate in effect for each day during the remainder of such Settlement Period or (b) the Base Rate for such Settlement Period; provided, however, that the “Alternate Rate” for any day while a Termination Event exists shall be an interest rate equal to 3.00% per annum above the Alternate Rate otherwise in effect on such day.

1.3 The definition of “CP Rate” set forth in Exhibit I to the Agreement is hereby amended by amending and restating the last sentence thereof in its entirety as follows:
“Notwithstanding the foregoing, the “CP Rate” for any day while a Termination Event exists shall be an interest rate equal to 3.00% above the Alternate Rate otherwise in effect on such day.”
1.4 Clause (a) of the definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is hereby amended by deleting July 25, 2009 where it appears therein and substituting May 7, 2010 therefor.
1.5 The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
“Purchase Limit” means (a) $75,000,000 for the period from May 8, 2009 until January 31, 2010 and (b) for the period from February 1, 2010 through the Facility Termination Date, $25,000,000, in each case as such amount may be reduced pursuant to Section 1.1(b) of the Agreement. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the then outstanding Capital.
1.6 Clause (g) of Exhibit V to the Agreement is hereby amended and restated in its entirety as follows:
“(g)(i) the (A) Default Ratio shall exceed 6.00% or (B) for any of the month of September, October, November and December the Delinquency Ratio shall exceed 4.80% or (C) for any of the months of January, February, March, April, May, June, July and August the Lion Delinquency Ratio shall exceed 12% or (ii) the arithmetic average for the three most recent consecutive calendar months of: (A) the Default Ratio shall exceed 4.00%, or (B) the Dilution Ratio shall exceed 4.00% (iii) the arithmetic average Delinquency Ratios over the months of September, October, November and December shall exceed 4.00% or (iv) the Lion Current Days Sales Outstanding shall exceed 60 days.”

SECTION 2. Conditions to Effectiveness.
This Amendment shall become effective as of the date hereof, provided that the Facility Termination Date or a Termination Event or Unmatured Termination Event has not occurred and subject to the condition precedent that the Administrator shall have received the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:
(a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and
(b) such other documents and instruments as the Administrator may reasonably request.
SECTION 3. Representations and Warranties; Covenants.
Each of the Seller, the Servicer and each Sub-Servicer, as applicable, hereby represents and warrants to the Issuer and the Administrator as follows:
(a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b) Enforceability. The execution and delivery by each of the Seller, the Servicer and each Sub-Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller’s, the Servicer’s and each Sub-Servicer’s valid and legally binding obligations, enforceable in accordance with its terms.
(c) No Default. Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
SECTION 4. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.
SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflicts of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Laws).
SECTION 7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
SECTION 8. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CSS FUNDING LLC

By:	/s/ Clifford E. Pietrafitta

	Name:	Clifford E. Pietrafitta
	Title:	Vice President

CSS INDUSTRIES, INC.

By:	/s/ Clifford E. Pietrafitta

	Name:	Clifford E. Pietrafitta
	Title:	Vice President — Finance

BERWICK OFFRAY LLC
(f/k/a Berwick Industries LLC),
as a Subservicer

By:	/s/ Clifford E. Pietrafitta

	Name:	Clifford E. Pietrafitta
	Title:	Vice President

CLEO INC,
as a Subservicer

By:	/s/ Clifford E. Pietrafitta

	Name:	Clifford E. Pietrafitta
	Title:	Vice President

LION RIBBON COMPANY, INC.,
as a Subservicer

By:	/s/ Clifford E. Pietrafitta

	Name:	Clifford E. Pietrafitta
	Title:	Vice President

PAPER MAGIC GROUP, INC.
(f/k/a The Paper Magic Group, Inc.),
as a Subservicer

By:	/s/ Clifford E. Pietrafitta

	Name:	Clifford E. Pietrafitta
	Title:	Vice President

MARKET STREET FUNDING LLC

By:	/s/ Doris J. Hearn

	Name:	Doris J. Hearn
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ William P. Falcon

	Name:	William P. Falcon
	Title:	Vice President